EXHIBIT 32.1
Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Cushman & Wakefield plc (the "Company") on Form 10-Q for the quarter ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brett White, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 5, 2020

/s/ Brett White
Brett White
Chairman and Chief Executive Officer
The foregoing certification is being furnished solely pursuant to 18 U S C §1350 and is not being filed as part of the Report or as a separate disclosure document.